UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         June 9, 2015

FRANCESCA’S HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35239	20-8874704
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8760 Clay Road Houston, Texas	77080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (713) 864-1358

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Francesca’s Holdings Corporation (the “Company”) previously adopted the Francesca’s Holdings Corporation 2015 Equity Incentive Plan (the “2015 Plan”), subject to stockholder approval of the 2015 Plan. As disclosed in Item 5.07 of this Form 8-K, the Company’s stockholders have approved the 2015 Plan.

The following summary of the 2015 Plan is qualified in its entirety by reference to the text of the 2015 Plan, which is attached as Exhibit 10.1 and is incorporated by reference herein.

The Board or one or more committees appointed by the Board will administer the 2015 Plan. The Board has delegated general administrative authority for the 2015 Plan to the Compensation Committee of the Board. The administrator of the 2015 Plan has broad authority under the 2015 Plan to, among other things, select participants and determine the type(s) of award(s) that they are to receive, and determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award.

Persons eligible to receive awards under the 2015 Plan include directors of the Company, officers or employees of the Company or any of its subsidiaries, and certain consultants and advisors to the Company or any of its subsidiaries.

The maximum number of shares of the Company’s common stock that may be issued or transferred pursuant to awards under the 2015 Plan (the “Share Limit”) equals: (1) the number of shares of common stock that were available for additional award grant purposes under the Company’s 2011 Equity Incentive Plan (the “2011 Plan”) as of June 9, 2015, plus (2) the number of any shares subject to stock options granted under the 2011 Plan and outstanding as of June 9, 2015 which expire, or for any reason are cancelled or terminated, after that date without being exercised, plus (3) the number of any shares subject to restricted stock and restricted stock unit awards granted under the 2011 Plan that are outstanding and unvested as of June 9, 2015 which are forfeited, terminated, cancelled, or otherwise reacquired after that date without having become vested. As of June 9, 2015, 1,247,589 shares were available for additional award grant purposes under the 2011 Plan, and 1,692,008 shares were subject to awards then outstanding under the 2011 Plan. The Company’s authority to grant new awards under the 2011 Plan terminated upon stockholder approval of the 2015 Plan.

Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2015 Plan will not be counted against the Share Limit and will again be available for subsequent awards under the 2015 Plan. To the extent that shares are delivered pursuant to the exercise of a stock appreciation right granted under the 2015 Plan, the number of underlying shares which are actually issued in payment of the award will be counted against the Share Limit. Shares that are exchanged by a participant or withheld by the Company to pay the exercise price of an award granted under the 2015 Plan, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award granted under the 2015 Plan, will not be counted against the Share Limit and will again be available for subsequent awards under the 2015 Plan. In addition, shares that are exchanged by a participant or withheld by the Company after June 9, 2015 to pay the exercise price of an award granted under the 2011 Plan, as well as any shares exchanged or withheld after June 9, 2015 to satisfy the tax withholding obligations related to any award granted under the 2011 Plan, will be available for the grant of new awards under the 2015 Plan. To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the Share Limit and will again be available for subsequent awards under the 2015 Plan. In the event that shares are delivered in respect of a dividend equivalent right, the actual number of shares delivered with respect to the award will be counted against the Share Limit. In addition, the 2015 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2015 Plan.

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The types of awards that may be granted under the 2015 Plan include stock options, stock appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in the Company’s common stock or units of the Company’s common stock, as well as certain cash bonus awards.

As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2015 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a) The annual meeting of stockholders (the “Annual Meeting”) of the Company was held on June 9, 2015.

(b) At the Annual Meeting, the Company’s stockholders (a) elected three nominees, Mr. Joseph O’Leary, Ms. Marie Toulantis and Ms. Patricia Bender, to the Board of Directors of the Company to serve until the Company’s 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified (“Election of Directors”), (b) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2016 (“Auditor Ratification”), (c) approved, on an advisory basis, the compensation paid to the Company’s executive officers as set forth in the Proxy Statement (“Advisory Compensation Vote”) and (d) approved the 2015 Plan as described in Item 5.02 above. Set forth below are the final voting tallies for the Annual Meeting:

Election of Directors

Nominee	For	Withheld	Broker Non-Votes

Joseph O’Leary	34,450,579	1,647,013	3,763,001
Marie Toulantis	35,892,772	1,204,820	3,763,001
Patricia Bender	35,897,322	1,200,270	3,763,001

Auditor Ratification

For	Against	Abstain
40,845,092	15,021	480

Advisory Compensation Vote

For	Against	Abstain	Broker Non-Votes

32,345,679	4,676,983	74,930	3,763,001

2015 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes

32,673,345	4,417,955	6,292	3,763,001

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Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1+	Francesca’s Holdings Corporation 2015 Equity Incentive Plan.

+ Indicates a management contract or compensatory plan or arrangement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCESCA’S HOLDINGS CORPORATION

Date: June 9, 2015	By:	/s/ Kal Malik
Kal Malik
Chief Administrative Officer

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